SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS:

DWS California Tax-Free Income Fund
DWS Massachusetts Tax-Free Income Fund
DWS New York Tax-Free Income Fund
DWS Unconstrained Income Fund

Effective on or about September 3, 2013, the “Class A Shares” sub-section of “Part II: APPENDIX II-D - FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of the funds’ Statement of Additional Information is amended as follows:

CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and DWS Investments Flex Plan(1)		Compensation Schedule #2: DWS Investments Retirement Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(3)	—	—
$250,000 to $49,999,999	0.50%(4)	Over $3 million	0.00%-0.50%
$250,000 to $4,999,999	1.00%(5)	—	—
$5,000,000 to $9,999,999	0.55%(5)	—	—
$1 million to $2,999,999	0.85%(6) 1.00%(7)	—	—
$3 million to $49,999,999	0.50%(8)	Over $3 million	0.00%-0.50%
$10 million to $49,999,999	0.50%(5)	—	—
$50 million and over	0.25%(9)	—	—

(1)
For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.

(2)
Compensation Schedule #2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

(3)
Applicable to the following funds: DWS Alternative Asset Allocation Fund, DWS Diversified Market Neutral Fund, DWS Global Growth Fund, DWS Large Cap Value Fund and DWS Select Alternative Allocation Fund.

(4)
Applicable to the following funds: DWS Floating Rate Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Short Duration Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Ultra-Short Duration Fund.

(5)	Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Massachusetts Tax-Free Income Fund, DWS New York Tax-Free Income Fund and DWS Unconstrained Income Fund.

(6)	Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

(7)	Applicable to all equity funds except those in footnote (3).

(8)	Applicable to all income and equity funds except for those noted in footnote (5) and DWS U.S. Bond Index Fund.

(9)	Applicable to all income and equity funds except DWS U.S. Bond Index Fund.

As indicated under “Purchases” under Part II “Purchase and Redemption of Shares,” Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. In addition, Class A shares of certain DWS mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DIDI as further indicated under “Purchases” under Part II “Purchase and Redemption of Shares.”The DWS mutual funds may collectively pay a financial service firm a one-time set-up fee of up to $25,000 to participate in such a no-load network, platform or self-directed brokerage account.

Please Retain This Supplement for Future Reference

July 19, 2013
SAISTKR-120